UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2026

RALLYBIO CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40693	85-1083789
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box No. 325 East Berlin, Connecticut	06023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 203 859-3820

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RLYB	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On November 10, 2026, Rallybio Corporation (the “Company”) announced that it will effect a one-for-two reverse stock split of its issued and outstanding common stock in connection with the transactions contemplated by the Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated as of May 31, 2026, among the Company, Avenzo Therapeutics, Inc. (“Avenzo”) and Farmington Merger Sub, Inc., a wholly owned subsidiary of the Company. At the Company’s Annual Meeting of Stockholders held on November 4, 2026, stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split at a ratio ranging from one-for-two to one-for-nine, inclusive, with the final ratio to be mutually determined by the Company and Avenzo. On November 8, 2026, the Company’s Board of Directors, with Avenzo’s mutual agreement, approved a one-for-two reverse stock split of the Company’s issued and outstanding common stock. The reverse stock split is expected to become effective at 12:01 a.m., Eastern Time, on November 20, 2026, prior to the anticipated completion of the merger contemplated by the Merger Agreement (the “Merger”). Following the satisfaction of applicable Nasdaq approvals and the closing of the Merger, the Company plans to change its name to Avenzo Therapeutics, Inc. and to trade on the Nasdaq Capital Market under the new trading symbol “AVZO” and the new CUSIP number 053928 107.

At the effective time of the reverse stock split, every two issued and outstanding shares of the Company’s common stock will automatically be combined into one share of common stock. The reverse stock split will reduce the number of issued and outstanding shares of the Company’s common stock from approximately 5.6 million to approximately 2.8 million, prior to giving effect to the closing of the Merger. The reverse stock split will not change the authorized number of shares of the Company’s common stock. The par value of the Company’s common stock will remain unchanged at $0.0001 per share after the reverse stock split. The reverse stock split will affect all stockholders uniformly and, by itself, will not alter any stockholder’s percentage interest in the Company’s equity, except to the extent that the reverse stock split results in some stockholders receiving cash in lieu of fractional shares as described below.

Proportionate adjustments will be made to the number of shares underlying outstanding pre-funded warrants, equity awards and, where applicable, their exercise prices, and to the number of shares reserved for issuance under the Company’s equity incentive plans, in each case in accordance with the terms of the applicable pre-funded warrants, awards and plans.

No fractional shares will be issued in connection with the reverse split. Stockholders who would otherwise be entitled to receive a fractional share will instead receive a cash payment in lieu of such fractional shares equal to the fair market value of such fractional shares, based on the closing price of the Company’s common stock on the effective date of the reverse stock split.

Computershare Trust Company, N.A. (“Computershare”) is acting as the exchange agent and transfer agent for the reverse stock split. Stockholders holding their shares electronically in book-entry form are not required to take any action to receive post-split shares. Computershare will provide instructions to stockholders holding physical certificates regarding the process for exchanging their pre-split stock certificates for the appropriate number of post-split shares in book-entry form and receiving payment in lieu of any fractional shares. Stockholders holding shares through a bank, broker or other nominee will have their positions adjusted to reflect the reverse stock split and will receive payment in lieu of any fractional shares in accordance with their respective bank’s, broker’s or nominee’s procedures. Additional information regarding the reverse stock split can be found in the Company’s proxy statement/prospectus, included in its registration statement on Form S-4, which was declared effective by the Securities and Exchange Commission on October 15, 2026 (the “Proxy Statement/Prospectus”).

The Company issued a press release that provides additional information about the reverse split, which is attached as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description

99.1	Press release issued by the Company on November 10, 2026 regarding the announced reverse stock split.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K and the exhibits filed or furnished herewith contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the implementation and expected timing of the reverse stock split; the expected commencement of trading on a split-adjusted basis, the anticipated trading symbol and the new CUSIP number; the anticipated completion and timing of the Merger and the related name change; the expected effects of the reverse stock split on stockholders, including the treatment of fractional shares, and on outstanding pre-funded warrants, equity awards and equity incentive plan share reserves; the procedures for exchanging shares and making cash payments in lieu of fractional shares; and Avenzo’s and the Company’s plans to develop and commercialize therapies and the potential of their product candidates. The words “may,” “believes,” “expects,” “anticipates,” “intends,” “plans,” “forecasts,” “estimates,” “will,” “potential” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. These statements are based on management’s current expectations, estimates, beliefs and assumptions and are subject to risks and uncertainties that could cause actual results or the timing of events to differ materially from those expressed or implied.

These risks and uncertainties include, among others, the risk that the Merger will be delayed or will not be completed because closing conditions are not satisfied or waived, including conditions related to Nasdaq listing approvals; the occurrence of events or circumstances that could give rise to termination of the Merger Agreement; delays in implementing the reverse stock split or commencing split-adjusted trading; the risk that the reverse stock split will not result in a sustained increase in the trading price of the common stock or ensure compliance with Nasdaq listing requirements; risks associated with the development and commercialization of product candidates; and the other risks described under “Risk Factors” in the Proxy Statement/Prospectus, the Company’s most recent Annual Report on Form 10-K and its subsequent filings with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on these forward-looking statements. These statements speak only as of the date of the communication in which they appear, and the Company undertakes no obligation to update or revise any forward-looking statement, except as required by law. All forward-looking statements are expressly qualified in their entirety by this cautionary statement.

No Offer or Solicitation

This Current Report on Form 8-K and the exhibits filed or furnished herewith do not constitute an offer to sell or the solicitation of an offer to buy any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RALLYBIO CORPORATION

Date: November 10, 2026	By:	/s/ Jonathan I. Lieber
Jonathan I. Lieber Chief Financial Officer